UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K (this “Amendment”) amends the Current Report on Form 8-K originally filed on June 1, 2016 (the “Original 8-K”) of Communications Sales & Leasing, Inc.  This Amendment is being filed solely to correct an error in note 6 to the notes to the unaudited consolidated financial statements of PEG Bandwidth, LLC as of March 31, 2016 and for the three months ended March 31, 2016 and 2015 (the “Financial Statements”) filed as Exhibit 99.1 to the Original 8-K.  This Amendment does not update, modify, or amend the disclosures set forth in the Original 8-K or include any other modifications to the exhibits included as part of the Original 8-K.   The Financial Statements, including the corrected note 6 thereto, are attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	PEG Bandwidth, LLC Unaudited Consolidated Financial Statements as of March 31, 2016 and for the Three Months ended March 31, 2016 and 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2016	COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	PEG Bandwidth, LLC Unaudited Consolidated Financial Statements as of March 31, 2016 and for the Three Months ended March 31, 2016 and 2015.